J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Growth Fund

(the “Fund”)

(All Share Classes, except Class L Shares)

(a series of JPMorgan Trust II)

Supplement dated August 17, 2026

to the current Summary Prospectuses, Prospectuses

and Statement of Additional Information, as supplemented

Effective September 21, 2026, the Fund will no longer be subject to a limited offering for all share classes, except for Class L shares. Limited offering disclosure relating to the Fund will be deleted with respect to all share classes, except for Class L shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES, AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SCG-826